Morgan Stanley Insight Fund

Portfolio of Investments ▪ August 31, 2020 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (94.1)%
	Biotechnology (0.8)%
171,919	Alnylam Pharmaceuticals, Inc. (a)	$22,803,336
323,981	Moderna, Inc. (a)	21,023,127
		43,826,463
	Entertainment (4.9)%
1,019,893	Spotify Technology SA (a)	287,773,009
	Health Care Equipment & Supplies (4.8)%
314,234	DexCom, Inc. (a)	133,678,286
203,814	Intuitive Surgical, Inc. (a)	148,955,424
		282,633,710
	Health Care Providers & Services (1.2)%
765,900	Guardant Health, Inc. (a)	73,143,450

	Health Care Technology (5.2)%
10,234	Agilon Health Topco, Inc.(a)(b)(c) (acquisition cost — $3,870,089; acquired 11/07/18)	4,682,874
224,946	Livongo Health, Inc. (a)	30,885,086
964,872	Veeva Systems, Inc., Class A (a)	272,354,419
		307,922,379
	Information Technology Services (24.4)%
56,970	Adyen N.V. (a)	96,063,030
869,543	MongoDB, Inc. (a)	203,299,154
943,752	Okta, Inc. (a)	203,255,868
326,673	Shopify, Inc., Class A (a)	348,370,621
2,209,231	Square, Inc., Class A (a)	352,504,898
874,394	Twilio, Inc., Class A (a)	235,876,526
		1,439,370,097
	Interactive Media & Services (5.9)%
3,893,861	Snap, Inc., Class A (a)	87,962,320
3,882,238	Twitter, Inc. (a)	157,541,218
1,196,092	Zillow Group, Inc., Class C (a)	102,576,850
		348,080,388
	Internet & Direct Marketing Retail (13.5)%
81,994	Amazon.com, Inc. (a)	282,958,014
1,698,255	Chewy, Inc., Class A (a)	103,712,433
2,506,438	Farfetch Ltd., Class A (a)	69,403,268
2,124,299	Overstock.com, Inc. (a)	185,876,163
523,783	Wayfair, Inc., Class A (a)	155,333,086
		797,282,964
	Life Sciences Tools & Services (6.6)%
2,017,808	10X Genomics, Inc., Class A (a)	231,281,153
187,452	Illumina, Inc. (a)	66,961,603
2,186,501	NanoString Technologies, Inc. (a)(d)	88,509,561
		386,752,317
	Metals & Mining (0.2)%
70,110	Royal Gold, Inc.	9,557,395
	Oil, Gas & Consumable Fuels (0.2)%
18,519	Texas Pacific Land Trust	9,754,328
	Road & Rail (3.3)%
5,789,875	Uber Technologies, Inc. (a)	194,713,496
	Software (19.2)%
784,564	Alteryx, Inc., Class A (a)	94,798,868
968,854	Coupa Software, Inc. (a)	317,532,210
5,984,958	Slack Technologies, Inc., Class A (a)	196,546,021
362,596	Trade Desk, Inc. (The), Class A (a)	174,517,455
1,075,074	Zoom Video Communications, Inc., Class A (a)	349,506,557
		1,132,901,111
	Specialty Retail (3.9)%
1,075,416	Carvana Co. (a)	232,246,839
	Total Common Stocks (Cost $3,089,750,205)	5,545,957,946

Morgan Stanley Insight Fund

Portfolio of Investments ▪ August 31, 2020 (unaudited) continued

	Preferred Stocks (0.2)%
	Electronic Equipment, Instruments & Components (0.0)%
82,075	Magic Leap, Series C (a)(b)(c) (acquisition cost — $1,890,434; acquired 12/22/15)	—
	Internet & Direct Marketing Retail (0.2)%
58,155	Airbnb, Inc., Series D (a)(b)(c) (acquisition cost — $2,367,666; acquired 4/16/14)	4,654,144
149,242	Overstock.com, Inc., Series A-1	9,320,163
		13,974,307
	Software (0.0)%
197,427	Lookout, Inc., Series F (a)(b)(c) (acquisition cost — $2,255,228; acquired 6/17/14)	501,465
	Total Preferred Stocks (Cost $7,334,846)	14,475,772

	Short-Term Investment (5.5)%
	Investment Company
326,428	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (e) (Cost $326,428,242)	326,428,242

Total Investments Excluding Purchased Options
(Cost $3,423,513,293)	99.8%	5,886,861,960
Total Purchased Options Outstanding (Cost $12,716,960)	0.1%	4,052,708
Total Investments (Cost $3,436,230,253) (f)(g)	99.9%	5,890,914,668
Other Assets in Excess of Liabilities	0.1	4,996,688
Net Assets	100.0%	$5,895,911,356

(a)	Non-income producing security.
(b)	At August 31, 2020, the Fund held fair valued securities valued at $9,838,483, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.
(c)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2020 amounts to $9,838,483 and represents 0.2% of net assets.
(d)	For the nine months ended August 31, 2020, the cost of purchases and the proceeds from sales of NanoString Technologies, Inc., Common Stock, and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under the Investment Company Act of 1940, were $20,881,994 and $22,036,829, respectively, including net realized gains of $923,614.
(e)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended August 31, 2020, advisory fees paid were reduced by $255,105 relating to the Fund's investment in the Liquidity Funds.
(f)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended August 31, 2020, the Fund did not engage in any cross-trade transactions.
(g)	At August 31, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,480,710,067 and the aggregate gross unrealized depreciation is $26,025,652, resulting in net unrealized appreciation of $2,454,684,415.

Morgan Stanley Insight Fund

Portfolio of Investments ▪ August 31, 2020 (unaudited) continued

Call Options Purchased:

The Fund had the following call options purchased open at August 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value	Premiums Paid	Unrealized (Depreciation)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	469,023,680	469,024	$475,121	$2,048,227	$(1,573,106)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	938,121,763	938,122	2,901,610	4,975,798	(2,074,188)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	415,865,588	415,866	416	2,244,426	(2,244,010)
Royal Bank of Scotland	USD/CNH	CNH	8.48	May-21	552,380,158	552,380	675,561	3,448,509	(2,772,948)
							$4,052,708	$12,716,960	$(8,664,252)

Currency Abbreviations:

CNH	—	Chinese Yuan Renminbi Offshore
USD	—	United States Dollar

Morgan Stanley Insight Fund

Portfolio of Investments ▪ August 31, 2020 (unaudited)

Summary of Investments

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$1,439,370,097		24.4%
Software	1,133,402,576		19.2
Internet & Direct Marketing Retail	811,257,271		13.8
Life Sciences Tools & Services	386,752,317		6.6
Interactive Media & Services	348,080,388		5.9
Investment Company	326,428,242		5.5
Health Care Technology	307,922,379		5.2
Entertainment	287,773,009		4.9
Health Care Equipment & Supplies	282,633,710		4.8
Specialty Retail	232,246,839		3.9
Road & Rail	194,713,496		3.3
Health Care Providers & Services	73,143,450		1.2
Biotechnology	43,826,463		0.8
Oil, Gas & Consumable Fuels	9,754,328		0.2
Metals & Mining	9,557,395		0.2
Purchased Options	4,052,708		0.1
Electronic Equipment, Instruments & Components	—	†	0.0 *
	$5,890,914,668	†	100.0%

†	Includes a security valued at zero.
*	Amount is less than 0.05%.

Morgan Stanley Insight Fund

Notes to Portfolio of Investments ▪ August 31, 2020 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Assets:
Common Stocks
Biotechnology	$43,826,463	$—	$—		$43,826,463
Entertainment	287,773,009	—	—		287,773,009
Health Care Equipment & Supplies	282,633,710	—	—		282,633,710
Health Care Providers & Services	73,143,450	—	—		73,143,450
Health Care Technology	303,239,505	—	4,682,874		307,922,379
Information Technology Services	1,343,307,067	96,063,030	—		1,439,370,097
Interactive Media & Services	348,080,388	—	—		348,080,388
Internet & Direct Marketing Retail	797,282,964	—	—		797,282,964
Life Sciences Tools & Services	386,752,317	—	—		386,752,317
Metals & Mining	9,557,395	—	—		9,557,395
Oil, Gas & Consumable Fuels	9,754,328	—	—		9,754,328
Road & Rail	194,713,496	—	—		194,713,496
Software	1,132,901,111	—	—		1,132,901,111
Specialty Retail	232,246,839	—	—		232,246,839
Total Common Stocks	5,445,212,042	96,063,030	4,682,874		5,545,957,946
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Internet & Direct Marketing Retail	9,320,163	—	4,654,144		13,974,307
Software	—	—	501,465		501,465
Total Preferred Stocks	9,320,163	—	5,155,609	†	14,475,772	†
Call Options Purchased	—	4,052,708	—		4,052,708
Short-Term Investment
Investment Company	326,428,242	—	—		326,428,242
Total Assets	$5,780,960,447	$100,115,738	$9,838,483	†	$5,890,914,668	†

† Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Preferred
	Stock	Stocks
Beginning Balance	$4,599,774	$10,275,905
Purchases	-	-
Sales	-	-
Amortization of discount	-	-
Transfers in	-	-
Transfers out	-	-
Corporate actions	-	-
Change in unrealized appreciation (depreciation)	83,100	(5,120,296)
Realized gains (losses)	-	-
Ending Balance	$4,682,874	$5,155,609 †

Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2020	$83,100	$(5,120,296)

†	Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance:

	Fair Value at August 31, 2020	Valuation Technique	Unobservable Input	Amount or Range/Weighted Average*	Impact to Valuation from an Increase in Input**
Common Stock	$4,682,874	Discounted Cash Flow	Weighted Average Cost of Capital	13.0%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.4x	Increase
			Discount for Lack of Marketability	12.0%	Decrease

Preferred Stocks	$5,155,609	Market Transaction Method	Precedent Transaction	$8.41	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%–19.0% / 15.3%	Decrease
			Perpetual Growth Rate	3.0%–4.0% / 3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.5x–27.1x / 5.5x	Increase
			Discount for Lack of Marketability	16.5%–17.0% / 16.6%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	3.5x	Increase

*	Amount is indicative of the weighted average.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.